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                                                                                                                      Exhibit (5)(f)
(NEW YORK LIFE ANNUITIES LOGO)                           APPLICATION FOR
                                           SINGLE PREMIUM DEFERRED VARIABLE ANNUITY
                                             [LONGEVITY BENEFIT VARIABLE ANNUITY]
                      TO NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC) (A DELAWARE CORPORATION)

Home Office: 200 Continental Drive, Suite 306, Newark, DE 19713
Executive Office: 51 Madison Avenue, New York, NY 10010                                                         PLEASE PRINT OR TYPE
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1. WHO WILL BE THE OWNER OF THIS POLICY?                        |                     |              |
Name (First, M.I., Last)                                        | Date of Birth       | Male  Female | Social Security or Tax ID No.
                                                                |---------------------|              |
                                                                | Month | Day | Year  | ----    ---- |
                                                                |       |     |       |              |
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Mailing Address-Street                                 City                     State                            Zip Code

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Telephone Number                                                | Relationship to Annuitant
(       )                                                       |
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Joint Owner Name, if any            | Relationship to Owner     | Date of Birth       | Male  Female | Social Security or Tax ID No.
(First, M.I., Last)                 |                           |---------------------|              |
                                    |                           | Month | Day | Year  | ----    ---- |
                                    |                           |       |     |       |              |
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2. WHO WILL BE THE ANNUITANT? IF SAME AS OWNER, CHECK HERE ____ . (IF OTHER THAN OWNER, COMPLETE THIS SECTION.)
Name (First, M.I., Last)                                        | Date of Birth       | Male  Female | Social Security or Tax ID No.
                                                                |---------------------|              |
                                                                | Month | Day | Year  | ----    ---- |
                                                                |       |     |       |              |
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Mailing Address-Street                     City               State              Zip Code

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3. WHAT IS THE PREMIUM AMOUNT? (ATTACH CHECK PAYABLE TO NYLIAC, UNLESS INSTRUCTED OTHERWISE.)
   Premium Amount $ __________________________________________________
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4. WHO WILL BE THE PRIMARY BENEFICIARY(IES) OF THIS POLICY? USE QUESTION 9 TO NAME CONTINGENT BENEFICIARIES.

   ____ SURVIVING SPOUSE UNDER JOINT SPOUSAL OWNERSHIP (FOR NON-QUALIFIED PLAN ONLY).
   This designation is available only if (i) spouses are Joint Owners, (ii) one spouse is the Annuitant, and, (iii) upon the death of either spouse, the surviving spouse wants the option to continue the policy as the sole Owner and Annuitant.
   IMPORTANT: If the exercise of this option results in a change of Annuitant, the Longevity Benefit will not be payable.

Name (Do not complete if "Surviving Spouse Under Joint Spousal Ownership" option is chosen) | Relationship to Owner     | Percentage
                                                                                            |                           |
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Name (Do not complete if "Surviving Spouse Under Joint Spousal Ownership" option is chosen) | Relationship to Owner     | Percentage
                                                                                            |                           |
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5. WHAT IS THE LONGEVITY COMMENCEMENT DATE?
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          ANNUITANT'S AGE         |         SELECT THE ANNUITANT'S AGE AT WHICH THE LONGEVITY BENEFIT PAYMENTS WILL BEGIN
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             40 to 49             |                                   __ 75     __ 80  or  __ 85
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             50 to 59             |                                        __ 80  or  __ 85
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             60 to 65             |                                             __ 85
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6. WHAT IS THE PLAN TYPE? (Complete one plan.)
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____ Non-Qualified     | Is this a 1035 Exchange?     __ Yes  __ No             | If yes, what is the Cost Basis?
                       | (If yes, submit 1035 Exchange Form.)                   | $
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____ IRA               | Current Year Contribution    Prior Year Contribution   | Transfer Amount        | Rollover Amount
____ SEP IRA           | $                            $               Year ____ | $                      | $
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____ Roth IRA          | Current Year Contribution    Prior Year Contribution   | Transfer Amount
                       | $                            $               Year ____ | $
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____ Inherited IRA     | Transfer Amount
                       | $
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____ 403(b)(TSA)       | Transfer Amount              | Is this an ERISA Plan?     __ Yes  __ No
                       | $                            | (Employee should ask employer if plan is subject to ERISA.)
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NOTE: If this is an IRA/Roth IRA/SEP transfer/rollover or 403(b) TSA transfer, submit Qualified Transfer/Direct Rollover Form.
      If this is an Inherited IRA transfer, submit Inherited IRA Information/Transfer Form.
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7. RIDERS. (These riders provide benefits for a charge that may vary. Refer to the terms and conditions of each rider described in the Prospectus, and in the rider(s) that will be attached to your Policy, if selected here.)
                         ____ Annual Death Benefit Reset (ADBR)     ____ Enhanced Beneficiary Benefit (EBB)
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8. DO YOU HAVE ANY EXISTING LIFE INSURANCE OR ANNUITY POLICIES?     __ YES  __ NO
   IS THIS A REPLACEMENT OF A LIFE INSURANCE OR ANNUITY POLICY?     __ YES  __ NO
   (IF YOU HAVE ANSWERED YES TO EITHER QUESTION, COMPLETE THIS SECTION AND SUBMIT REQUIRED REPLACEMENT FORMS.)

Company Name                                          | Policy Number(s)                           | Estimated Policy Value
                                                      |                                            | $
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206-592
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                                                                  Exhibit(5)(f)
_______________________________________________________________________________
9. ARE THERE ADDITIONAL DETAILS?

_______________________________________________________________________________

_______________________________________________________________________________
10. FRAUD AND DISCLOSURE STATEMENTS


COLORADO RESIDENTS: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.


FLORIDA RESIDENTS: Any person who knowingly and with intent to injure, defraud or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

RESIDENTS OF ALL OTHER STATES EXCEPT FLORIDA, MASSACHUSETTS, OREGON, VERMONT AND VIRGINIA: Any person who knowingly and with the intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties. For residents other than Pennsylvania, the following also applies: Penalties may include imprisonment, fines, or a denial of insurance benefits if a person provides false information.

FOR APPLICANTS IN ARIZONA: On written request, you will be provided within a reasonable time factual information regarding the benefits and provisions of your policy. Within 10 days after delivery, or within thirty (30) days after delivery if the Policy Owner is sixty-five (65) years of age or older, you can return your policy to the Corporation or to the Registered Representative* through whom it was purchased, with a written request for a full refund of premium. Upon receipt of this request, the policy will be void, and a full premium refund will be made.

11. SIGNATURES
We acknowledge receipt of a current prospectus and agree that: (1) All of the statements in this application are true to the best of the knowledge and belief of those who made and recorded them. (2) This policy will not become effective unless it is delivered to the Owner while the Annuitant is living. (3) Unless otherwise indicated below, the Owner of this policy is the Applicant. (4) Under penalties of perjury, the Taxpayer Identification Number(s) provided on this application are certified to be correct. (5) I/We understand that the annuity is not backed or guaranteed by any bank or insured by the FDIC. BENEFITS BASED ON THE PERFORMANCE OF THE SEPARATE ACCOUNTS ARE VARIABLE AND ARE NOT GUARANTEED AS TO THE DOLLAR AMOUNT.


Signed at (City/State)____________________________Dated On______________________

Applicant's (Owner's) Signature_________________________________________________

Joint Spousal                             Annuitant's Signature
Owner's Signature_________________________(if other than Owner)_________________

Registered Rep.'s* Signature_________________Registered Rep.'s*_________________
                                                                 (print name)

Registered Rep.'s*         Registered Rep.'s*         Registered Rep.'s*
Tel. No. (   )_____________NYLIAC Code No.____________State/License No._________

Broker/Dealer                                      Broker/Dealer
Name and Address___________________________________Telephone No. (   )__________

REGISTERED REPRESENTATIVE'S* RESPONSE REQUIRED.
Is this a replacement of a life insurance or annuity policy?___Yes ___No

If yes, please provide details._________________________________________________

*A Registered Representative is also an insurance agent.

206-592

_______________________________________________________________________________
PRODUCER'S STATEMENT. FOR REGISTERED REPRESENTATIVE* USE ONLY.
(Not part of application)
_______________________________________________________________________________
Is Owner a U.S. Citizen? ___Yes ___No

If No, check the appropriate box: ___Resident Alien ___Non-Resident Alien

___Other________________________________________________________________________

Is this a replacement of a life insurance or annuity policy? ___Yes ___No

Does the applicant have any existing life insurance or annuity policies? ___Yes ___No

If you have answered yes to either question, please complete this section and submit the required replacement forms.

Is the Owner of the Policy a Trust? ___Yes ___No

If yes, please attach pages of Trust that show the name of Trust, Trust Date and Names and Signatures of Trustees.

Comm: ___A ___B


Registered Representative's* Signature:_____________________________Date:_______


Broker/Dealer Signature (if required):______________________________Date:_______
_______________________________________________________________________________